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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                         April 29, 1998 (April 27, 1998)
                         ------------------------------

                                  PHYCOR, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Tennessee                  0-19786                 62-13344801
        ---------------          ----------------         ----------------
        (State or Other          (Commission File         (I.R.S. Employer
        Jurisdiction of               Number)              Identification
        Incorporation)                                         Number)


                            30 Burton Hills Boulevard
                                    Suite 400
                           Nashville, Tennessee 37015
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               (Address of principal executive offices) (Zip Code)

                                 (615) 665-9066
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              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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ITEM 5.           OTHER EVENTS.

                  On April 27, 1998, PhyCor, Inc., a Tennessee corporation (the "Company"), announced that effective April 1, 1998 the Company was adopting a maximum of 25 years as the useful life for amortization of its intangible assets, which are primarily comprised of costs of service agreements. If these shorter amortization periods had been applied as of January 1, 1997, the Company's diluted earnings per share would have been reduced by $0.10 for the full year of 1997.

                  The press release announcing the change in amortization of intangible assets is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  (a)      Financial Statements of Business Acquired.

                                    None required

                  (b)      Pro Forma Financial Information.

                                    None required

                  (c)      Exhibits.

                           99 Form of press release issued by the Company announcing the change in amortization of intangible assets.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PHYCOR, INC.


                                           By: /s/  John K. Crawford
                                               ---------------------------------
                                                    John K. Crawford
                                                    Executive Vice President
                                                    and Chief Financial Officer


Date:  April 29, 1998


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER               DESCRIPTION OF EXHIBITS
------               -----------------------

 99            --    Form of press release issued by the Company announcing the change in amortization of intangible assets.



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